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                                                                   EXHIBIT 10.15

                           STANDARD OFFICE BUILDING
                                LEASE AGREEMENT

STATE OF Texas

COUNTY OF Dallas

                                THIS AGREEMENT,

                   entered into this 11th day of July, 1997

                                    between

                                  1. LANDLORD

                           G & F INTERNATIONAL, INC.
                           -------------------------
                       herein designed as Landlord, and

                                   2. TENANT

                          ENTRUST TECHNOLOGIES, INC.
                          --------------------------
                         herein designated as Tenant.

                              3. LEASED PREMISES

     Landlord, in consideration of covenants and agreements to be performed by Tenant and upon terms and conditions hereinafter stated, does hereby lease to Tenant suite number(s) #360 on the third floor(s) of the building known as Fall
                      -----        -----                                   ----
Creek I, located at 2323 North Central Expressway (hereinafter called the
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"Leased Premises") on a tract of land situated in the City of Richardson, State
                                                              ----------
of Texas, as described in Exhibit A attached hereto.  The number of square feet
   -----
contained in the Leased Premises is approximately Three Thousand Two Hundred
                                                  --------------------------
Nineteen (3219) rentable square feet.
------------------------------------

                                    4. TERM

     For term of eighteen (18) months, beginning on August 1, 1997 and ending on
                 --------------------               --------------
January 31, 1999, to be continuously used and occupied during term of this Lease
----------------
by the Tenant for no other purpose than:
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                                    5. USE

                              General Office Use
                              ------------------

     This Lease is conditioned upon faithful performance by Tenant of the following agreements, covenants, rules and regulations, herein set out and agreed to by Tenant.

                                6. BASE RENTAL

     In consideration of this Lease, Tenant promises to pay Landlord at office of Landlord, in Richardson, Texas, the sum of One Hundred Three Thousand Eight
                                              --------------------------------
Hundred and Twelve Dollars and 75/100's ($103,812.75) in lawful money of the
-----------------------------------------------------
United States of America, payable in monthly amounts of: (see Addendum B) in advance without demand, on the first day of each and every calendar month during term hereof; provided, however, that the first such monthly rental payment shall be due upon execution of this Lease. The base rental stated herein shall be subject, however, to adjustment as provided in Section 7 of this Lease.

     Should the term of this Lease begin on a day other than the first day of a calendar month or terminated on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced.

     All rent and sums provided to be paid under this Lease shall be paid to Landlord at the address stated in Section 38 of this Lease.

                            7. ADJUSTMENT OF RENTAL
                           As set out in Addendum A.


                                8. LATE CHARGE

     Tenant agrees to pay Landlord an additional amount of 3% per day of any sum owing by Tenant under this Lease if such sum is not in Landlord's office by the 10th day following the date on which sum became due for the extra expenses involved in handling delinquent payments. A $50.00 charge will be assessed by Landlord for every returned check.

                          9. SERVICE BY THE LANDLORD

     Landlord agrees to furnish Tenant, while occupying premises, water - hot, cold and refrigerated - at those points of supply provided for general use of tenants; electric current for ordinary office use; heated and refrigerated air conditioning in season, at such times as Landlord normally furnishes these services to all tenants of

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building, and at such temperatures and in such amounts as are considered by
Landlord to be standard, such service on Saturdays, Sundays and holidays to be optional on part of Landlord; elevator and janitor service and electric lighting service for all public areas and special service areas of building in the manner and to the extent deemed by Landlord to be standard; but failure to furnish or any interruption of these services, from any cause whatsoever, shall not make Landlord liable for damage or loss to persons, property or Tenant's business; shall not be considered an eviction of Tenant; shall not entitle Tenant to any refund or reduction of rent, and shall not relieve Tenant from compliance with any term or provision of this Lease. Landlord shall use reasonable diligence to repair promptly any malfunction of the building improvements or facilities but Tenant shall have no claim for rebate or abatement of rent for damages resulting from such repair or from any interruptions in service occasioned by such repair.

                         10. PAYMENTS AND PERFORMANCE

     Tenant agrees to pay all rents and other sums required to be paid to Landlord at the times and in the manner provided in this Lease. The obligation of Tenant to pay rent is an independent covenant and under no circumstances shall Tenant be released from its obligation to pay rent.

                           11. REPAIRS AND RE-ENTRY

     Tenant will maintain the Leased Premises in good repair and sound condition, at Tenant's own expense, and shall repair, using only contractors approved by Landlord, any damage done to the building or any part of the building by Tenant or Tenant's agents, employees and invitees. If Tenant fails to make such repairs promptly, within 15 days of occurrence, Landlord shall have the option to make such repairs itself and Tenant shall reimburse Landlord for the cost of the repairs on demand. Tenant shall not commit nor allow any waste or damage to be committed on any part of the Leased Premises, and at the time of termination of this Lease, shall deliver the Leased Premises to Landlord in as good condition as existed on date of Tenant's possession, ordinary wear and tear and casual excepted, and Landlord shall have the right to re-enter and resume possession.

                          12. ASSIGNMENT - SUBLETTING

     Tenant shall not assign or mortgage this Lease or any right under or interest in it; allow same to be assigned by operation of law or otherwise; sublet the Leased Premises or any part thereof, or allow any other person to occupy or use the Leased Premises or any part thereof in place of Tenant without the prior written consent of Landlord. Any such assignment, mortgage or subletting without Landlord's consent shall be void and shall, at Landlord's option, constitute a breach of this Lease. Notwithstanding approval by Landlord of any subletting or assignment by Tenant,

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any guarantor of Tenant's obligations under this Lease and each assignee and subtenant shall remain fully responsible and liable for payment of rent required under this Lease and for compliance with all of Tenant's other obligations. Consent of Landlord to any assignment, mortgage or subletting shall constitute approval only as to that specific assignment, mortgage or subletting, and none other. Notwithstanding the foregoing, Tenant may assign or sublet the Premises or any portion thereof without the consent of Landlord to any wholly owned affiliate, subsidiary or parent of Tenant.

                    13. ALTERATION AND ADDITIONS BY TENANT

     Tenant shall make no alterations, additions or improvements to the Leased Premises, including the installation of trade fixtures, without the prior written consent of the Landlord. Landlord may impose, as a condition of its consent, requirements as to the manner in which, the times at which, and the contractor by whom such work shall be done. All such alterations, additions or improvements shall be made by the Tenant at its sole cost and expense, shall be part of the building, shall become the property of Landlord at the time they are placed on the Leased Premises, and shall be surrendered with the Leased Premises upon termination of this Lease. Landlord may, however, by written notice to Tenant given at least 30 days prior to the end of the term, require Tenant to remove all partitions, counters, railings and like installed by Tenant and to repair any damage to the premises caused by such removal. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics, materialmen or other liens in connection with any alterations, additions or improvements, including trade fixtures. In addition, Tenant shall, if required by Landlord, furnish such waiver or waivers of lien in form and with surety satisfactory to Landlord before commencing any work on such alterations, additions, or improvements, including trade fixtures. Landlord reserves the right to enter the Leased Premises for the purpose of posting any notices of non-responsibility as may be permitted by law or desired by Landlord.

          14. LEGAL USE - VIOLATIONS OF INSURANCE COVERAGE - NUISANCE

     Tenant will not use the Leased Premises nor allow the Leased Premises to be used for any purpose other than that stated in this Lease or for any other purpose which is unlawful; disreputable; or extra-hazardous on account of fire, explosion or other casualty; nor permit any act which would increase the fire and casualty insurance on the building or its contents. If insurance rates on the building or its contents are increased due to action, conduct or business of Tenant, Tenant will pay such amount of insurance rate increase to Landlord on demand. Tenant will not create a nuisance, interfere with, annoy or disturb other tenants or Landlord, nor allow Tenant's agents, employees or invitees to do so.

                           15. LAWS AND REGULATIONS

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     Tenant will maintain the Leased Premises in a clean and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over Tenant's particular use, conditions or occupancy of the Leased Premises. Tenant shall not be responsible for any structural or capital improvements in furtherance of this section.

                          16. INDEMNITY AND LIABILITY

     By moving into the Leased Premises, Tenant acknowledges that the premises are received by it in a good state of repair, accepts the premises as suitable for the purposes for which same are leased, waives any and all defects of the premises and assumes all risk of damage to persons, property or Tenant's business. Landlord shall not be liable for any injury to person, damage to property or to Tenant's business arising from any acts or omissions of Landlord or from any cause whatsoever except Landlord's gross negligence or willful wrong. Tenant will indemnify and hold Landlord harmless from all suits, actions, damages, liability and expense in condition with loss of life, bodily or personal injury damage arising from any occurrence upon the Leased Premises, from use or occupancy by Tenant of the Leased Premises, and from any acts or omissions of Tenant, its agents, contractors, employees or invitees. In addition, if Landlord should, without fault on its part, be made a party to any action by or against Tenant, Tenant shall pay all costs, expense and reasonable attorney's fees of Landlord.

     Notwithstanding anything to the contrary hereinbefore, each party shall indemnify and hold harmless the other from any liability, losses, damages, claims, suits or actions, judgments and expenses (including reasonable attorneys fees) which may arise or grow out of injury to or death of any person or damage to any property caused by the negligence or misconduct of such party, its agents, employees or contractors. In case either party shall, without fault on its part, be made a party to any litigation commenced by or against such party for which it is to be indemnified hereunder, then the other party shall protect and hold harmless and pay all costs, penalties, charges, damages, expenses, and reasonable attorneys fees incurred or paid by the party indemnified hereunder.

                             17. RULES OF BUILDING

     Tenant, Tenant's agents, employees and invitees will comply fully with all building rules and regulations which are attached to this Lease and made a part of it by this referenced. Landlord may amend or change the rules and regulations as it may deem advisable to provide for the safety, protection, care and cleanliness of the building, and Landlord shall give Tenant a written copy of all such rules and amendments.

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                     18. ENTRY FOR REPAIRS AND INSPECTION

     Landlord and its agents and representatives may enter the Leased Premises at any reasonable hour or at any time during emergencies to inspect, clean and make repairs, alterations or additions as Landlord deems necessary. Tenant will not be entitled to reduction or abatement of rent due to Landlord's entry for such purposes.

                               19. CONDEMNATION

     If the Leased Premises shall be taken or condemned in whole or in part for public purposes, or transferred by agreement in connection with or under threat of condemnation, this Lease shall, at Landlord's option, terminate at the time the title is transferred. Tenant shall not be entitled to any portion of the condemnation award or of any compensation paid for any transfer by agreement.

                   20. LANDLORD'S LIEN AND SECURITY INTEREST


                            21. ABANDONED PROPERTY

     All of Tenant's furniture, movable trade fixtures and personal property not removed from the Leased Premises within 5 days of Landlord's written request at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be conclusively presumed abandoned by Tenant, and Landlord may declare such property to be the property of Landlord or may dispose of the property by any method it deems advisable. Landlord's rights under this paragraph shall be cumulative of its rights under Section 20 above.

                               22. HOLDING OVER

     It is agreed and understood that any holding over by the Tenant of the Leased Premises at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be construed as a tenancy at will at a daily rental equal to 1/30th of an amount equal to twice the monthly rental payable during the last month prior to termination of this Lease. Such tenancy shall be subject to all other terms and provisions of this Lease except any right of renewal.

                                 23. CASUALTY

     In the event the Leased Premises are damaged by fire or other casualty covered by Landlord's insurance, Landlord shall repair the damage at its expense within 180 days. If the damage cannot be repaired with 180 days (as estimated by an architect chosen by Landlord), this Lease may be terminated by either Landlord or

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Tenant by written notice within 30 days after receipt of the architect's damage certification and shall then terminate 30 days after such date such notice is given. Tenant shall pay all rent due under this Lease, prorated to the date of such notice, and all other sums owing at that time and shall immediately surrender possession of the Leased Premises to Landlord.

     However, if the damage can be repaired within 180 days or if it cannot be repaired within such time but neither party exercises its option to terminate this Lease, Landlord shall, within 30 days of such damage, begin to repair the Leased Premises and shall proceed with reasonable diligence to restore the Leased Premises to the same conditions as existed immediately prior to the occurrence of such casualty. The rent shall be abated or any proportionate amount of rent during the time the premises or any portion thereof are unfit for occupancy. Landlord shall not be required to rebuild or repair or replace any of the furniture, equipments, fixtures or other improvements which may have been placed on the Leased Premises by Tenant. In the event any mortgagee under a deed of trust, security agreement or mortgage on the building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon written notice to Tenant. In the event the building is so badly damaged by fire or other casualty, even though the Leased Premises may not be affected, that Landlord decides, within 60 days after the destruction, not to rebuild or repair the building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate 30 days after notice is given, and the Tenant shall pay rent hereunder apportioned to the time such notice is given and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Leased Premises to Landlord. Notwithstanding the foregoing provisions of this Section 23, Tenant agrees that if the Leased Premises or any other part of the building is damaged by fire or other casualty caused by the fault or negligence of Tenant or Tenant's agents, employees or invitees, Tenant shall have no option to terminate this and the rent shall not be abated or reduced before or during the repair period.

                               24. FORCE MAJEURE

     In the event Landlord shall be delayed, hindered or prevented from the performance of any act required under this Lease by reason of acts of God; acts of common enemies; fire, storm, flood, explosion or other casualty; strikes; lockouts, labor disputes; labor troubles; inability to procure materials; failure of power; restrictive governmental authority; or other cause not within the reasonable control of Landlord, then the performance of such acts shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

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                                 25. INSURANCE

     A. Subrogation: Landlord and Tenant hereby waive and release any and all rights, claims, demands and causes of action each may have against the other on account of any loss or damage occasioned to Landlord or to Tenant as the case may be, their respective business, properties, real and personal, the Leased Premises or its contents, arising from any risk or peril covered by any insurance policy carried by either party. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give to its respective insurance companies written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers. This provision shall be cumulative of
Section 16.

     B. Liability Insurance: Tenant shall procure and maintain throughout the term of this Lease a policy or polices of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for tangible property damage or injury to or death of person or persons occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in an amount not less than $300,000 with respect to injuries to or death of any one person, in an amount not less than $300,000 with respect to any one accident or disaster, and in an amount not less than $100,000 with respect to property damaged or destroyed. Tenant shall furnish evidence satisfactory to Landlord of the maintenance of such insurance and shall obtain a written obligation on the part of each insurance company to notify Landlord at least 10 days prior to cancellation of such insurance.

     C. Whenever any loss or damage to property which is covered by insurance occurs resulting from any cause, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

                       26. TRANSFER OF LANDLORD'S RIGHTS

     Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations under this Lease. In such event Landlord shall be released from any further obligation under this Lease and Tenant agrees to look solely to Landlord's successor for the performance of such obligations, provided such successor assumes all obligations of Tenant's Lease.

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                                27. BANKRUPTCY

     Bankruptcy, insolvency or inability to pay its debts as such become due of Tenant or any guarantor of this lease; filing by or against Tenant or any guarantor in any court pursuant to any statute either of the United States or of any state of a petition in bankruptcy or insolvency or for reorganization, arrangement or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property or the making by tenant or any such guarantor of an assignment for the benefit of creditors, shall constitute a default by Tenant under this Lease and this Lease shall terminate. Tenant shall then immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises using appropriate judicial process without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by the Landlord of such termination, including loss of rental for the remainder of the lease term.

                                  28. DEFAULT

     The following shall also constitute events of default by Tenant under this
Lease:

     (a) Tenant's failure to pay rent and other sums payable by Tenant under this Lease when due.

     (b)  Tenant's failure to comply with other provisions of this Lease.

     (c) Tenant's desertion or abandonment of a substantial part of the Leased Premises, and failure to pay rent.

     (d) Any transfer of property by Tenant the purpose of which might tend to defeat the collection of rent due or to become due under this Lease.

                                 29. REMEDIES

     A. Upon the occurrence of any of the events of default listed in Section 28 above, Landlord shall have the option to take any one or more of the following actions without notice or demand in addition to and not in limitation of any other remedy permitted by law under this Lease.

     (1) Terminate this Lease, at which time Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim

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          for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss of rental for the remainder of the lease term.

     (2) Enter upon and take possession using appropriate judicial process of the Leased Premises, and relet the Leased Premises and receive rent thereof. Tenant agrees to pay Landlord on demand for any costs incurred by Landlord through such reletting, including costs of renovating or repairing the Leased Premises for a new tenant and for any deficiency that may arise between amount of rent due for the remainder of Tenant's lease and that received by Landlord from reletting the Leased Premises. It is expressly understood and agreed however, that Landlord shall have no duty to relet the Leased Premises and Landlord's failure to do so shall not release or affect Tenant's liability for rent or damages.

     (3) Landlord may do whatever Tenant is obligated to do under the terms of this Lease and in order to accomplish this purpose Landlord may enter the Leased Premises without liability to prosecution of any claim for damages thereof. Tenant shall reimburse Landlord for any expenses Landlord may incur in effecting compliance with this Lease on Tenant's behalf. Tenant further agrees that Landlord shall not be liable for any damages which may result to Tenant from such action by Landlord, whether caused by Landlord's negligence or otherwise.

     B. Upon the occurrence of the default event stated in Section 28(a) above, Landlord shall have the option, in addition to and not in limitation of any other remedy permitted by law or by this Lease, of declaring the entire amount of rent for the remainder of the lease term due and payable immediately; without terminating this Lease, as liquidated and agreed damages for the payment of costs and expenses that Landlord will incur in regaining possession, restoring or reletting the Leased Premises. It is understood and agreed that the actual determination of Landlord's cost and expenses is not feasible and that the amount of rent for the remainder of the lease term represents a reasonable estimate of such cost.

                                 30. NO WAIVER

     No action by Landlord or its agents shall constitute an acceptance of an attempted surrender of the Leased Premises and no agreement to accept such a surrender of the Leased Premises shall be valid unless in writing. Re-entry of the Leased Premises by Landlord shall not constitute an election by landlord to terminate this Lease unless Landlord so notifies Tenant in writing. Acceptance of rent by Landlord following the occurrence of an event of default shall not waive such default, nor shall the receipt by Landlord of rent from any assignee, subtenant or

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occupant of said premises other than Tenant be deemed a waiver of Section 12 of this Lease. Landlord's waiver of any default or breach of the terms of this Lease (including any violation or failure to enforce the Building Rules attached hereto) or failure by Landlord to enforce one or more of the remedies provided herein upon such default or breach shall not constitute a waiver of any other default or breach of this Lease. No provision of this Lease shall be deemed waived by Landlord unless evidenced in writing. Landlord's rights and remedies under this Lease shall be cumulative of every other right or remedy Landlord may have otherwise at law or in equity, and Landlord's exercise of one or more of the rights of remedies shall not bar or in any way impair Landlord's exercise of other rights and remedies.

                                30A. RELOCATION

     Landlord shall have the right at any time, following 30 days notice to Tenant, to relocate Tenant to other space in building designated by Landlord, provided such other space is of equal or larger size than the Leased Premises. Landlord shall pay all reasonable out of pocket expenses of such relocation, including the expenses of moving and reconstruction of all Tenant furnished or Landlord furnished improvements.

     In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms and conditions of this Lease, but with the new location substituted for the old location set forth in Section 3 of this Lease.

                               31. SUBORDINATION

     This Lease and all rights of the Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security which do now or may hereafter cover the building and the land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, from time to time within 10 days of demand, execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination, and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. This Lease and all rights of Tenant hereunder are further subject and subordinate to all ground or primary leases in existence at the date hereof and to any and all supplements, modifications, and extensions thereof heretofore or hereafter made. However, notwithstanding the foregoing provisions of this Section 31, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any

                                      -11-
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such deeds of trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further agrees, upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the building pursuant to any such deeds of trust, mortgages or other instruments of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. This agreement of Tenant to attorn upon demand of Landlord's mortgagee shall survive any such foreclosure sale or trustee's sale. Tenant shall upon demand at any time or times, or after any such foreclosure sale or trustee's sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably appoints Landlord's mortgagee as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

                           32. ESTOPPEL CERTIFICATES

     Tenant agrees to furnish from time to time when requested by Landlord or the holder of any deed or mortgage covering the land and building or any interest of Landlord therein, a certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and unmodified; that the term of this Lease has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Leased Premises and that any improvements required (if any) by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no rent under this Lease has been paid more than 30 days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease, that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. The certificate shall also contain an agreement by Tenant with such holder that from and after the date of such certificate. Tenant will not pay any rent under this Lease more than 30 days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice; during which period such holder shall have the right, but not be obligated, to remedy such act or omission; provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's interest in this Lease within 120

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days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment.

                        33. JOINT AND SEVERAL LIABILITY

     The obligations imposed upon Tenant (if more than one) under this Lease shall be joint and several. If Tenant has a guarantor, the obligation of Tenant under this Lease shall be joint and several obligations of Tenant and guarantor. Landlord may proceed against guarantor without first proceeding against Tenant, and no guarantor shall be released from its guaranty for any reason, including, but not limited to, any amendment of this Lease, any waiver of Landlord's rights, failure of Landlord to give Tenant or any guarantor any notices, or release of any party liable for payment and performance of Tenant's obligations under this Lease.

                              34. ATTORNEY'S FEES

     If Landlord brings any action under this Lease or consults or places this Lease or any amount payable under it with an attorney for the enforcement of any of Landlord's rights under this Lease, Tenant agrees in each case to pay Landlord reasonable attorneys' fees and other costs and expenses incurred by Landlord in connection therewith.

                             35. QUIET POSSESSION

     Landlord hereby covenants that Tenant, upon payment of rent as provided under this Lease and performing all other agreements contained in this Lease, shall and may peacefully have, hold and enjoy the Leased Premises.

                               36. BUILDING NAME

     Tenant may use the present name of the building in the name of its business and in its business address, provided, however, that Landlord reserves the right to change the name of the building at any time without prior notice to Tenant. Tenant agrees to immediately cease use of the building name in connection with its business upon termination of this Lease, by lapse of time or otherwise.

                                  37. PARKING

     Tenant shall be allowed the use of five "Reserved" parking spaces designated for ENTRUST. Landlord reserves the right to designate specific areas and spaces within which Tenant, Tenant's employees, agents, visitors and customers may park. Tenant shall not, however, be entitled to exclusive use of such designated parking spaces (unless granted such right by Landlord in writing) and Landlord may, in its sole discretion, reassign the location of such parking spaces at any time. Landlord further reserves the right to promulgate rules and regulations for the use of all Parking areas at any time during the term of this Lease. Notwithstanding any foregoing provisions of this Section 37, Landlord shall have the right to designate any parking area or space for the exclusive use of a tenant or other person or persons. Tenant agrees that it will employ its best efforts to prevent the use by Tenant's employees, agents, visitors and customers of parking spaces allocated to other tenants.

                                  38. NOTICES

     Any notice required or permitted to be given by one party to the other under this Lease shall be in writing and shall be effective when deposited pursuant hereto with the Untied States Mail, Certified or Registered Mail, Return Receipt Requested, Nationally Recognized Overnight Courier, Postage Prepaid, addressed as follows:

If to LANDLORD:  G & F INTERNATIONAL, INC.
                 2323 North Central Expressway
                 Suite #170
                 Richardson, TX  75080

If to TENANT:

                 ENTRUST
                 2323 North Central Expressway
                 Suite #360
                 Richardson, TX  75080

and

                 NTI
                 221 Lakeside Drive
                 MSE 6700
                 Richardson, TX  75082
                 Attn:  Real Estate

With a copy to:

                 NTI
                 200 Athens Way
                 Nashville, TN  37228
                 Attn:  Law Dept.

Either party may change its address as designated above by written notice to the other party.

                           39. FINANCIAL STATEMENTS

     Tenant shall furnish Landlord from time to time when requested by Landlord a statement of financial condition of Tenant prepared by an independent certified public accountant and in form reasonably satisfactory to Landlord.

                          40. LEASEHOLD IMPROVEMENTS

     If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, because Tenant's leasehold improvements are not substantially complete or for any other reason, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect. In the event the Leased Premises are not ready for occupancy for reasons other than any delay in the installation of Tenant's leasehold improvements due to any changes or additions ordered by Tenant, then the rent hereinabove provided shall abate and not commence until the date the leasehold improvements to the Leased Premises are substantially complete; but such abatement of rent shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Leased Premises are not being ready for occupancy by Tenant on the lease commencement date. If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, the term of this Lease shall be extended by the period of time which elapses between the lease commencement date and the date the Leased Premises are ready for occupancy by Tenant, and the parties agree to execute an agreement between them confirming any such extension of the lease term.

                             41. ENTIRE AGREEMENT

     Tenant and Landlord agree that as a material consideration for execution of this Lease there are no oral representations, understandings, stipulations or promises to this agreement that are not incorporated in this Lease, and it is also agreed that this Lease shall not be altered, waived, amended or extended except by written agreement signed by both parties, unless expressly provided otherwise in this Lease.

                               42. SEVERABILITY

     If any provision of this Lease is illegal, invalid or unenforceable under present or future laws during the term of this Lease, it is the intention of both parties that the remainder of this Lease shall not be affected, and that a clause be added to this Lease as similar to such invalid or unenforceable clause as possible and be legal, valid and enforceable.

                                 43. CAPTIONS

     The captions of each paragraph of this Lease are added as a matter of convenience only and shall not be considered in the construction or interpretation of any part of this Lease.

                              44. BINDING EFFECT

     The provisions of this Lease shall be binding and inure to the benefit of Landlord and Tenant, respectively, and to their heirs, personal representatives, successors and assigns, subject to the provisions of Section 26 above.

                            45. SPECIAL CONDITIONS

     Attached hereto and made a part hereof are the following Exhibits:

Rules and Regulations

Exhibit A     -   Legal Description

Exhibit B     -   Floor Plan

Addendum A    -   Adjustment to Base Rental

Addendum B    -   Monthly Rental Due

Addendum D    -   Special Provisions

                                   EXHIBIT A

                               LEGAL DESCRIPTION

BEING: A part of Fall Creek Park (Phase 1) an addition to the City of Richardson, Dallas County, Texas as recorded on Volume 84188 at Page 0096 of the Deeds Records of said Dallas County.

BEGINNING:     at the Northwest corner of Lot 1 Block 1 of said Fall Creek Park;

THENCE: South 89 degrees 34 minutes 58 seconds East along the North line of said Lot 1 Block 1 a distance of 297.63 feet;

THENCE:   South 00 degrees 25 minutes 02 seconds West a distance of 287.28 feet;

THENCE:   North 89 degrees 34 minutes 58 seconds West a distance of 32.63 feet;

THENCE: South 00 degrees 25 minutes 02 seconds West a distance of 143.59 feet to a point in a curve to the left whose radius is 184.50 feet and whose central angle is 23 degrees 03 minutes 35 seconds;

THENCE: Westerly along said curve to the left whose chord bears North 81 degrees 28 minutes 11 seconds West a distance of 73.76 feet and an arc length of 74.26 feet;

THENCE:   South 87 degrees 00 minutes 02 seconds West a distance of 78.36 feet;

THENCE:   South 87 degrees 02 minutes 27 seconds West a distance of 75.89 feet;

THENCE: North 89 degrees 26 minutes 15 seconds West a distance of 39.09 feet to a point in the West line of said Lot 1 Block 1;

THENCE: North 00 degrees 33 minutes 45 seconds East along the West line of said lot 1 Block 1 a distance of 429.50 feet to the POINT OF BEGINNING and containing 122,272.67 square feet of 2.807 acres of land more or less.

     IN WITNESS WHEREOF, this Lease is entered into by the parties hereto and on the date and year first set forth above.

TENANT:   ENTRUST TECHNOLOGIES, INC.
          --------------------------

By: /s/ John A. Ryan
   _________________________________________

Title: President
      ______________________________________


LANDLORD:        G. & F. INTERNATIONAL, INC.
                 ---------------------------
                 /s/ Rachael Moorhead

________________________________________________________________________________

By:      Rachael Moorhead______________

Title:   Vice President________________


                           CORPORATE ACKNOWLEDGMENT

STATE OF

COUNTY OF

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ________________________ whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said _____________________________, a corporation, and he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this ________ day of
_______________________________, 19__.

(SEAL)
                              _____________________________________
                              Notary Public in and for


                              _____________________________________
                              County

                     BUILDING RULES AND AGREED REGULATIONS

     1. Tenant agrees to make deposit, in amount fixed by Landlord from time to time, for each key issued by Landlord to Tenant for its offices, and upon termination of lease contract, to return all keys to Landlord. Landlord will refund amount deposited on each key returned.

     2. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in building including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls woodwork, trim, windows, ceilings, equipment or any other physical portion of building.

     3. Movement in or out of building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through building entrances or lobby shall be restricted to hours designated by Landlord. All the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initialed by Tenant will include determination by Landlord and subject to its decision and control, time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

     4. No signs will be allowed in any form on exterior of building or windows inside or out, and no signs except in uniform location and uniform style fixed by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

     5. No portion of Tenant's area or any other part of building shall at any time be used or occupied as sleeping or lodging quarters.

     6. Tenant shall not place, install or operate on leased premises or in any part of building, any engine, stove, or machinery, or conduct mechanical operations or thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without written consent of Landlord.

     7. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area of public rooms regardless of whether such loss occurs when area is located against entry or not.

     8. No birds or animals shall be brought into or kept in or about building.

     9. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, not contact with or render free or paid services to any Tenant or Tenant's agents, employees, or invitees.

     10. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord, to any person at any time without written permission by Tenant except employees, contractors, or service personnel directly supervised by Landlord.

     11. None of the entries, passages, doors, elevators, elevator doors, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, or such area to be used at any time except for access or egress by Tenant, Tenant's agents, employees, or invitees.

     12. The Landlord desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to the management.

                               SECURITY DEPOSIT

Amount:  $5767.38

     The security deposit shall be payable on the date of Tenant's execution of this Lease and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. It is expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant or upon termination of this Lease. Landlord may commingle the security deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of rent or to satisfy any other obligation of Tenant hereunder. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default at the termination of the Lease, the balance of the security deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Leased Premises during the term of this Lease, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

                                  ADDENDUM A

     Attached hereto and made a part of the Lease Agreement dated August 1, 1997 by and between G & F International Inc. ("Landlord") and Entust Technologies, Inc. ("Tenant").

                        (1)  Adjustment to Base Rental

     (A) For purposes of ascertaining the adjustment to Base Rental, the following terms shall have the following meanings:

     (i) "Base Amount" shall mean the actual figure per square foot of Rentable Area in the Building for the year 1997 (to be determined $_______);

     (ii)  "Basic Costs" shall mean all Building and Complex Operating Expenses;

     (iii) "Complex" shall mean the Building and any other land or improvements, including related parking facilities, now or hereafter operated, in whole or in part, in common with the Building;

     (iv) "Estimated Basic Costs" shall mean a good faith projection of Basic Costs for the forthcoming calendar year;

     (v) "Tenant's Share" shall mean the ratio determined by dividing Rentable Area in the Premises by Rentable Area in the Building. As of the time of execution of this Lease, Tenant's Share is 2.62%;

     (vi) "Operating Expenses" shall mean all expenses, costs, and disbursements (but not replacement of capital investment items nor specific costs especially billed to and paid by tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building and/or Complex, including, but not limited to, the following:

(a) Wages, salaries, and fees of all personnel engaged in the operation, maintenance, or security of the Building and/or Complex and personnel who may provide traffic control relating to ingress and egress from the parking areas for the Building to adjacent streets. All taxes, insurance, and benefits relating to employees providing these services shall be included;

(b) All supplies and materials used in the operation and maintenance of the building and/or Complex;

(c) Costs of all utilities for the Building and/or Complex, including but not limited to, the cost of water and power, heating, lighting, air conditioning, and ventilation;

(d) Costs of all maintenance, janitorial, and service agreements for the Building and/or Complex and the equipment therein, including but not limited to, alarm service, window cleaning, and elevator maintenance;

(e) Cost of all insurance relating to the Building and/or Complex, including but not limited to, the cost of casualty and liability insurance and Landlord personal property used in connection therewith;

(f) All taxes, assessments, and other governmental charges, whether federal, state, county, or municipal, and whether they be by taxing districts or authorities presently taxing responsible for taxes on its personal property and on the value of leasehold improvements to the extent that same exceed standard Building allowances;

(g) Cost of labor and materials in performing repairs and general maintenance in connection with the Building and/or Complex, including without limitation, Landlord share of all maintenance for the access road to the Building and Landlord share of maintenance of the underground storm drainage system, but excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant;

(h) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs of the Building and/or Complex (e.g. energy saving devices) or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items by an additional charge to be added to rent and paid by Tenant as additional rent, with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building;

(i) Landlord accounting, auditing, legal, and management fees applicable to the Building and/or Complex; such operating expenses shall be computed on a modified cash basis. All operating expenses shall be determined pursuant to accepted accounting principles which shall be consistently applied.

(B) For each calendar year of the term of this Lease, Base Rental shall be adjusted upward by the amount of Tenant's Share of the increase, if any of Basic Costs over the Base Amount.

     Prior to January 1st of each year during the term of this Lease, or soon thereafter, Landlord shall provide Tenant with Estimated Basic Costs for the calendar year ahead and Tenant's Share of the Increase of Estimated Basic Costs over the Base Amount; thereafter, Tenant's Share of the increase of Estimated Basic Costs over the Base Amount; shall be paid in twelve equal monthly installments together with the monthly installment of rental due hereunder.

(C) By June 1, 1998 and each June 1st thereafter throughout the term of this Lease, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Basic Costs for the previous calendar year. A lump sum payment (payment shall be deemed a payment of rent hereunder) will be made either from Tenant to Landlord, or, from Landlord to Tenant within thirty (30) days following the delivery of said statement equal to the difference between Tenant's Share of the increase of actual Basic Costs over the Base Amount and Tenant's Share of the increase of Estimated Basic Costs over the Base Amount for the previous calendar year. The effect of this reconciliation payment is that Tenant will pay during the term of this Lease its share of Basic Cost increases over the original $_______________/square foot Base Amount and no more (to be determined based on 1997 actual expenses).

(D) Tenant at its expense shall have the right to all reasonable times, following prior written notice to Landlord, to audit Landlord books and records relating to this Lease for any year or years for which Base Rental is adjusted pursuant to this Addendum hereof; or at Landlord's sole discretion, Landlord will provide such audit prepared by a certified public accountant.

(E) If this Lease shall terminate on a date other that the last day of a calendar year, the amount of any adjustment between Estimated Basic Costs and Actual Basic Costs with respect to the calendar year in which termination occurs shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Actual Basic Costs with respect to such calendar years.

                                  ADDENDUM B


     Attached hereto and made a part of the Lease Agreement dated ____________, 1997 by and between G & F International, Inc. ("Landlord") and Entrust Technologies, Inc. "Tenant").

     Monthly Rental Due:

August 1, 1997           January 31, 1999                    $5,767.38

                                  ADDENDUM D


     Special Provisions
     ------------------

-- Tenant shall be granted a one time right to cancel this Lease Agreement following the 12th month of the term provided Tenant provides Landlord not less than sixty (60) days written notice of Tenant's desire to exercise such right and Tenant pays to Landlord an amount equal to three months rental plus the unamortized portion of the lease commission Landlord paid to Tenant's Broker. Such payments for early cancellation shall be due at the time notice is provided in order for Tenant to properly exercise this right.

-- Landlord agrees to cut door opening and install door on South wall of reception area (as the space is presently designed.) Landlord further agrees to allow Tenant to clean the existing carpeting within Tenant's Leased Premises and construct a box amount the existing telephone equipment presently mounted on the wall at the North end of the Leased Premises, any contractors Tenant uses for such work must be approved by Landlord before beginning work.

     Consequential Damage Provision
     ------------------------------

     Notwithstanding anything to the contrary herein, in no event shall the parties be liable to each other or any party claiming through or on behalf of Landlord or Tenant, for any indirect, special or consequential damages, including without limitation, lost profits or revenues arising from breach of this Lease or otherwise. This limitation shall not, however, apply to claims relating to bodily injury or damage to tangible property caused by Tenant's negligence or Landlord's negligence.